UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☒ Soliciting Material under §240.14a-12

Dell Technologies Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Press Release:

Dell Technologies Board Unanimously Recommends Redomestication to Texas

ROUND ROCK, Texas— May 4, 2026—Dell Technologies (NYSE: DELL) today announced that its Board of Directors has unanimously approved changing the jurisdiction of Dell Technologies’ state of incorporation from Delaware to its home state of Texas. The Board of Directors has recommended that Dell Technologies’ stockholders approve this redomestication at the 2026 Annual Meeting of Stockholders to be held on June 25, 2026.

The proposed redomestication would align Dell Technologies’ state of incorporation with its roots and long-standing center of operations. Michael Dell founded the company in Austin in 1984. Today, Dell’s global headquarters, chairman and chief executive officer, and the largest concentration of its U.S. workforce are all based in Texas. The redomestication will not affect business operations, management, strategy, assets, or employee locations.

“From my dorm room at the University of Texas in 1984 to our headquarters today in Round Rock, Texas has given Dell what every great company needs to grow — extraordinary talent, world-class research universities, and a business environment that lets us build for the long term,” said Michael Dell, chairman and CEO, Dell Technologies. “Texas is where Dell has innovated, expanded, and invested for more than four decades, and bringing our legal home to Texas reflects what we’ve been building here all along.”

A committee of the Board of Directors composed of independent and disinterested directors recommended the legal move to Texas. Information about the proposed redomestication is presented in the company’s preliminary proxy statement for the 2026 Annual Meeting of Stockholders filed today with the Securities and Exchange Commission and available through the SEC’s website at www.sec.gov.

About Dell Technologies

Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the AI era. Copyright © 2026 Dell Inc. or its subsidiaries. All Rights Reserved. Dell Technologies, Dell, EMC and Dell EMC are trademarks of Dell Inc. or its subsidiaries. Other trademarks may be trademarks of their respective owners.

Special Note on Forward-Looking Statements

Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. Forward-looking statements include, among others, any statements regarding Dell Technologies’ prospects and its future operations, financial condition, volumes, cash flows, expenses or other financial items, including management’s plans or strategies and objectives for any of the foregoing and any assumptions, expectations or beliefs underlying any of the foregoing.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: adverse global economic conditions, trade disruptions, and instability in financial markets; competitive pressures; Dell Technologies’ ability to successfully execute its strategy; Dell Technologies’ relationships with third-party suppliers for products and components; Dell Technologies’ use of single-source or limited-source suppliers; effects on Dell Technologies’ operating performance related to demand for AI solutions; management of Dell Technologies’ AI solutions and use of AI in internal functions and operations; Dell Technologies’ ability to deliver high-quality products, software, and services and to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to successfully implement its cost efficiency plans; Dell Technologies’ ability to successfully execute on strategic initiatives including acquisitions and divestitures; security incidents, including cyber-attacks; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, services, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; adverse economic conditions, changing customer mix, and the effect of additional regulation on Dell Technologies’ financial services activities; counterparty default risks; material impairment of the value of goodwill or intangible assets; the loss by Dell Technologies of any contracts for ISG services and solutions and its ability to perform such contracts at their estimated costs; loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; disruptions in Dell Technologies’ infrastructure; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; evolving and varied expectations and regulatory requirements relating to sustainability issues; the effect of global climate change and related legal, regulatory or market measures; compliance with environmental and safety laws; compliance requirements of anti-corruption laws, economic sanctions and other trade laws, human rights laws, or other laws; Dell Technologies’ dependence on the services of Michael Dell and key employees; Dell Technologies’ level of indebtedness; and business and financial factors and legal restrictions affecting continuation of Dell Technologies’ quarterly cash dividend policy and dividend rate.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 30, 2026, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties, and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of its date. Dell Technologies does not undertake to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date they are made, new information, or otherwise.

Important Information and Where to Find It

Dell Technologies Inc. (“Dell”) will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A with respect to its solicitation of proxies for Dell’s 2026 Annual Meeting of Stockholders, the definitive version of which will be sent or provided to stockholders (the “Definitive Proxy Statement”). The Definitive Proxy Statement will contain important information about the matters to be voted on at the 2026 Annual Meeting of Stockholders. Dell may also file other documents with the SEC regarding the proposed redomestication. This communication is not a substitute for the proxy statement or any other document that may be filed by Dell. STOCKHOLDERS OF DELL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT DELL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DELL AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS. Stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Dell at www.sec.gov, the SEC’s website, or from the investor relations section of Dell’s website https://investors.delltechnologies.com/.

Participants in the Solicitation

Dell and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Dell in connection with the proposed redomestication and the 2026 Annual Meeting of Stockholders. Information about the directors and executive officers of Dell and their ownership of Dell common stock is contained in the definitive proxy statement on Schedule 14A for Dell’s 2025 annual meeting of stockholders (the “2025 Annual Meeting Proxy Statement”), which was filed with the SEC on May 16, 2025, including under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation,” “Compensation Discussion and Analysis,” “Compensation of Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation in connection with the proposed redomestication, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the Definitive Proxy Statement. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the 2025 Annual Meeting Proxy Statement, such information has been or will be reflected on the Statements of Change in Ownership of Dell on Forms 3 and 4 filed with the SEC.

Form of Investor Outreach Communication:

Hello,

As you have likely seen, we filed a preliminary proxy statement for our June 25th Annual Meeting where stockholders will vote on items including the Board’s proposal to redomesticate to Texas. Now that this is public, we wanted to share our Board’s rationale for the proposed redomestication and ask for your support in voting for this proposal.

Texas has been Dell’s home since its founding, and recent developments in the state established the legal and regulatory framework to support public company incorporation. Following a thorough evaluation, the Board determined that a Texas redomestication would benefit Dell and its stockholders.

Below are key points supporting the decision to redomesticate, which are further detailed in our proxy statement and press release:

•Texas has always been Dell’s home.
•Redomesticating to Texas would align Dell’s legal home with its roots and long-standing operational headquarters, reinforcing a commitment already demonstrated through decades of investment in the state’s economy, job creation and communities.
•Incorporating in Texas deepens ties to state and local communities and other stakeholders integral to our long-term success and competitive positioning.
•Texas law is expected to provide greater certainty for decision-making, particularly innovative, large-scale strategic actions central to Dell’s long-term value creation framework.
•The Board has always been and remains committed to acting in stockholders’ best interests.

We will follow-up shortly to schedule a call to discuss in case you have any questions regarding the redomestication.

Important Information and Where to Find It

In connection with the proposed redomestication, Dell Technologies Inc. (“Dell”) will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A with respect to its solicitation of proxies for Dell’s 2026 Annual Meeting of Stockholders, the definitive version of which will be sent or provided to stockholders (the “Definitive Proxy Statement”). The Definitive Proxy Statement will contain important information about the matters to be voted on at the 2026 Annual Meeting of Stockholders. Dell may also file other documents with the SEC regarding the proposed redomestication. This communication is not a substitute for the proxy statement or any other document that may be filed by Dell. STOCKHOLDERS OF DELL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT DELL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DELL AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS. Stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Dell at www.sec.gov, the SEC’s website, or from the investor relations section of Dell’s website https://investors.delltechnologies.com/.

Participants in the Solicitation

Dell and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Dell in connection with the proposed redomestication and the 2026 Annual Meeting of Stockholders. Information about the directors and executive officers of Dell and their ownership of Dell common stock is contained in the definitive proxy statement on Schedule 14A for Dell’s 2025 annual meeting of stockholders (the “2025 Annual Meeting Proxy Statement”), which was filed with the SEC on May 16, 2025, including under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation,” “Compensation Discussion and Analysis,” “Compensation of Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation in connection with the proposed redomestication, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the Definitive Proxy Statement. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the 2025 Annual Meeting Proxy Statement, such information has been or will be reflected on the Statements of Change in Ownership of Dell on Forms 3 and 4 filed with the SEC.

Fact Sheet:

Statement: Texas has been Dell’s home since Michael Dell founded the company in 1984 — our headquarters, our CEO and the largest concentration of our U.S. workforce are all in Texas. Bringing our state of incorporation in line with where Dell has always operated is a natural next step. After a review led by an independent committee of our Board, advised by independent counsel, the Board unanimously concluded that this change strengthens our foundation for long-term growth and is in the best interests of the company and our stockholders. The Board's full rationale is detailed in our proxy.

Rationale
•Texas has been Dell’s home since Michael Dell founded the company in 1984 — our headquarters, our CEO and the largest concentration of our U.S. workforce are all in Texas.
•Bringing our state of incorporation in line with where Dell has always operated is a natural next step and will deepen our ties to the state and local communities.
•Texas is pro-business and pro-entrepreneur, with an excellent regulatory climate, an extraordinarily talented workforce and a wonderful place to live.
•For the majority of our history as a public company, Delaware provided one of the only viable choices for public company incorporation given its established legal infrastructure and regulatory framework.
•Texas has a deep history as a hub for major corporations, and its business court system has continued to evolve — now offering the sophistication to quickly resolve complex corporate disputes.
•Against that backdrop, our Board explored redomestication to align our state of incorporation with our long-standing roots and operational headquarters.

Operations
•Nothing changes operationally.
•Our headquarters remain in Round Rock, and our global operations, products, customer relationships, contracts, and jobs all continue exactly as they are today.

AI Leadership
•The redomestication brings our state of incorporation in line with where Dell has always operated.
•Dell sits at the center of the AI buildout, and our momentum across that full portfolio continues at full speed.
•Texas has become an emerging leader of data center development and power generation capacity, making the state particularly important to the execution of the company’s strategy given Dell’s position as the market-leading provider of AI infrastructure.

Effective date
•If approved by stockholders at our June 25 Annual Meeting, the redomestication would become effective on or about July 1.

Activity in Delaware
•Bringing our state of incorporation in line with where Dell has always operated is a natural next step, and the Board’s full rationale is in the proxy.

Beneficiaries
•The independent Evaluation Committee specifically considered personal benefits of redomestication to principal stockholders and did not identify any non-ratable benefits.
•The proxy describes this evaluation in full.

Independent Evaluation Committee
•The Evaluation Committee was made up of two independent, disinterested directors, appointed by the Board and advised by independent counsel.
•They were tasked with evaluating whether a redomestication would be in the best interests of the company and its stockholders.

Stockholder rights
•The Board and the Evaluation Committee determined that stockholder rights under Delaware and Texas law are substantially comparable.
•The Texas charter adopts certain provisions permitted under the Texas Business Organizations Code, and the proxy provides a full side-by-side comparison.
•Our principal stockholders, consisting of Michael Dell and Silver Lake, have the ability to ensure approval of the redomestication proposal to be voted on at the annual meeting.

Transaction costs
•The proxy discloses the nature of these non-recurring costs.

Important Information and Where to Find It

In connection with the proposed redomestication, Dell Technologies Inc. (“Dell”) will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A with respect to its solicitation of proxies for Dell’s 2026 Annual Meeting of Stockholders, the definitive version of which will be sent or provided to stockholders (the “Definitive Proxy Statement”). The Definitive Proxy Statement will contain important information about the matters to be voted on at the 2026 Annual Meeting of Stockholders. Dell may also file other documents with the SEC regarding the proposed redomestication. This communication is not a substitute for the proxy statement or any other document that may be filed by Dell. STOCKHOLDERS OF DELL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT DELL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DELL AND THE MATTERS TO BE VOTED ON AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS. Stockholders will be able to obtain free copies of these documents and other documents filed with the SEC by Dell at www.sec.gov, the SEC’s website, or from the investor relations section of Dell’s website https://investors.delltechnologies.com/.

Participants in the Solicitation

Dell and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Dell in connection with the proposed redomestication and the 2026 Annual Meeting of Stockholders. Information about the directors and executive officers of Dell and their ownership of Dell common stock is contained in the definitive proxy statement on Schedule 14A for Dell’s 2025 annual meeting of stockholders (the “2025 Annual Meeting Proxy Statement”), which was filed with the SEC on May 16, 2025, including under the headings “Proposal 1: Election of Directors,” “Corporate Governance,” “Director Compensation,” “Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation,” “Compensation Discussion and Analysis,” “Compensation of Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management.” Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation in connection with the proposed redomestication, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the Definitive Proxy Statement. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the 2025 Annual Meeting Proxy Statement, such information has been or will be reflected on the Statements of Change in Ownership of Dell on Forms 3 and 4 filed with the SEC.